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                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K/A


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           January 25, 2000
                            Date of Report
                  (Date of Earliest Event Reported)


                 Commission File No.  2-97869-D
                                      ---------

                         CRAFTCLICK.COM, INC.
                         --------------------
          (Name of Small Business Issuer in its Charter)

      Utah                 2-97869-D             87-0419571
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                       432 Culver Blvd.
               Playa Del Rey, California 90293
               --------------------------------
             (Address of Principal Executive Offices)

            Issuer's Telephone Number:  (310) 827-3500
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Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired.

         The financials of Cratnetvillage.com, Inc. and Bella.Decor are not required because they fall under the minimum requirements for submitting financial statements to the Securities and Exchange Commission on significant acquisitions.

      (b) Pro Forma Financial Information.

         The financials of Cratnetvillage.com, Inc. and Bella.Decor are not required because they fall under the minimum requirements for submitting financial statements to the Securities and Exchange Commission on significant acquisitions.

      (c) Exhibits.

         None.


                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CRAFTCLICK.COM, INC.


Date:                                      By
                                      Sandip Seth, Director
                                             and President